Exhibit 10.5

                     AMENDMENT TO 10-1/2% SUBORDINATED NOTES


         The undersigned (the "Holders") are all of the holders of 10-1/2% Subordinated Notes (the "Notes") of Northwest Teleproductions, Inc. (the "Company") dated July 30, 1996, August 30, 1996 and February 10, 1997 in the aggregate principal amount of $562,500. The Company is currently in default on the payment of principal due on the Notes.

         The Holders hereby waive the default by the Company on the payment of principal on the Notes and agree that the Notes are hereby amended to provide that (i) the original principal amount of the Notes shall be paid in five equal annual installments commencing July 31, 2000 and (ii) interest on the Notes shall be paid quarterly commencing October 31, 1999.

         This Amendment may be signed in any number of counterparts which, when taken together, shall be deemed to constitute one original. This Amendment shall not become effective until all of the Holders have signed their names below.

         Date Signed                HOLDERS:


         June 28, 1999              /s/ Ronald V. Kelly
                                    Ronald V. Kelly


         June 28, 1999              /s/ John G. Lindell
                                    John G. Lindell


         June 28, 1999              /s/ Gerald W. Simonson
                                    Gerald W. Simonson


         June 29, 1999              /s/ James S. Fish, Jr.
                                    Authorized Personal Representative of the
                                    Estate of James S. Fish

                                    COMPANY:

                                    NORTHWEST TELEPRODUCTIONS,
                                      INC.


         June 28, 1999              By       /s/ Phillip A. Staden
                                        Its President